UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

_____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	May 19, 2011

Marsh & McLennan Companies, Inc.
(Exact Name of Registrant as Specified in Charter

Delaware	1-5998	36-2668272
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1166 Avenue of the Americas, New York, NY	10036
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(212) 345-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07    Submission of Matters to a Vote of Security Holders

The Annual Meeting of Stockholders of Marsh & McLennan Companies, Inc. (the “Company”) was held on May 19, 2011.  Represented at the meeting were 485,670,076 shares, or 88.66%, of the Company’s 547,751,902 shares of common stock outstanding and entitled to vote at the meeting.  Set forth below are the final voting results for the actions taken by the stockholders at the meeting.

1. The Company’s stockholders elected the eleven (11) director nominees named below to a one-year term expiring at the 2012 annual meeting or until their successors are elected and qualified, with each receiving the following votes:

Director Nominee	Number of Shares Voted For	Number of Shares Voted Against	Number of Shares Abstained	Broker Non-Votes
Zachary W. Carter	442,489,097	1,846,202	3,271,066	38,063,711
Brian Duperreault	442,727,238	1,712,414	3,166,713	38,063,711
Oscar Fanjul	390,345,650	53,878,830	3,381,885	38,063,711
H. Edward Hanway	442,509,228	1,798,934	3,298,203	38,063,711
Lord Lang	388,950,680	55,408,764	3,246,921	38,063,711
Steven A. Mills	442,783,367	1,495,544	3,327,454	38,063,711
Bruce P. Nolop	429,701,812	14,553,213	3,351,340	38,063,711
Marc D. Oken	442,176,350	2,112,212	3,317,803	38,063,711
Morton O. Schapiro	390,666,676	53,521,751	3,417,938	38,063,711
Adele Simmons	439,282,581	5,055,299	3,268,485	38,063,711
Lloyd M. Yates	442,119,469	2,249,417	3,237,479	38,063,711

2.           The Company’s stockholders ratified the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2011, with the following vote:

Number of Shares Voted For	Number of Shares Voted Against	Number of Shares Abstained	Broker Non-Votes
478,054,920	5,117,194	2,497,962	0

3.           The Company’s stockholders approved the Marsh & McLennan Companies, Inc. 2011 Incentive and Stock Award Plan with the following vote:

Number of Shares Voted For	Number of Shares Voted Against	Number of Shares Abstained	Broker Non-Votes
393,719,009	50,160,334	3,727,022	38,063,711

4.           The Company’s stockholders approved, by nonbinding vote, the compensation of our named executive officers, as disclosed in the Company’s 2011 Proxy Statement, with the following vote:

Number of Shares Voted For	Number of Shares Voted Against	Number of Shares Abstained	Broker Non-Votes
303,674,888	115,415,975	28,515,502	38,063,711

5.           The Company’s stockholders recommended, by nonbinding vote, that a stockholder vote to approve the compensation of our named executive officers should occur every year with the following vote:

Number of Shares Voted 1 YEAR	Number of Shares Voted 2 YEARS	Number of Shares Voted 3 YEARS	Number of Shares Abstained	Broker Non-Votes
376,640,373	1,618,325	65,606,841	3,740,826	38,063,711

    In accordance with the stockholders' recommendation, the Company has determined that an advisory vote on the compensation of our named executive officers will be conducted every year, until the next advisory vote on the frequency of the advisory vote on the compensation of our named executive officers.

6.           The Company’s stockholders did not approve the stockholder proposal regarding action by written consent, with the following vote:

Number of Shares Voted For	Number of Shares Voted Against	Number of Shares Abstained	Broker Non-Votes
170,765,530	273,236,797	3,604,038	38,063,711

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARSH & McLENNAN COMPANIES, INC.
By:	/s/ Luciana Fato
Name:	Luciana Fato
Title:	Deputy General Counsel &
Corporate Secretary

Date:       May 25, 2011

4